UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23863

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Infrastructure Income Fund Inc.

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

(Name and address of agent for service)

(855) 777-8001

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Brookfield

Brookfield Infrastructure Income Fund Inc.

2025 Semi-Annual Report

IN PROFILE

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., a Manitoba limited partnership (“BAM PIC Canada,” or the “Adviser”), provides investment advisory services to the Fund and certain public and private investment vehicles and programs that Brookfield currently manages and participates in, and may in the future manage and participate in, including co-investment vehicles, sidecar vehicles, separate accounts, region-specific vehicles, strategy-specific vehicles, sector-specific vehicles and Brookfield proprietary accounts (collectively, “Brookfield Accounts”). BAM PIC Canada is an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management” or “BAM”). Brookfield Public Securities Group LLC (“PSG”) serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of BAM. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM. Brookfield Asset Management is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with over $1 trillion of assets under management as of June 30, 2025.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Performance	3
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16
Consolidated Statement of Cash Flows	17
Consolidated Financial Highlights	18
Notes to Consolidated Financial Statements	22
Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements	38
Dividend Reinvestment Plan	42
Joint Notice of Privacy Policy	43

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Brookfield Infrastructure Income Fund Inc. (the “Fund” or “BII”) for the period from January 1, 2025 through June 30, 2025 (“the Period”).

The Fund delivered a positive return during each month for the first half of the year, demonstrating our portfolio’s ability to generate steady performance and remain resilient despite the volatile macroeconomic backdrop. The Fund’s performance benefitted from the strong cash flow profiles of our assets, with 85% of revenues being either regulated or contracted and 75% with inflation-linked escalators. These characteristics have helped to provide consistency throughout various market environments.

Portfolio Update

During the first half of the year, we brought the total number of investments to 40 by investing in a number of high-quality infrastructure assets, including our recent investments in Neoen and Geronimo Power:

Global Renewable Power (Neoen)

In April 2025, we successfully completed our acquisition of Neoen, acquiring 100% of the outstanding shares and privatizing the business. To date, Neoen has delivered strong operating results in line with plan and advanced its development program. Since the start of the year, Neoen has commissioned almost 1,300 megawatts of new capacity across battery storage, wind, and solar, grown its operating fleet by more than 20%, and remains on track to reach its target of commissioning ~2,000 megawatts by year-end, a record for the business. Neoen also made significant progress in implementing its asset rotation strategy, closing the previously announced sale of a portfolio of Victoria-based renewables assets in July and reaching an agreement to divest other wind assets in the region at valuations in line with or ahead of our underwriting.

U.S. Renewable Power (Geronimo Power)

In May 2025, we closed the acquisition of Geronimo Power (“Geronimo”), a fully integrated renewable power operator and developer in the U.S. that we carved out from a large utility. We executed the acquisition of this scale platform, leveraging our ability to complete a complex carve-out and provide security of funds. Geronimo is predominately focused on utility-scale solar and battery storage systems and is strategically located in key markets across the country. The business has strong domestic supplier relationships and prior to our acquisition, had secured a significant portion of equipment for its near-term development from local manufacturers, reducing the potential impact from tariffs. We expect to be able to leverage our supplier relationships and procurement network, our access to capital, and our strong commercial capabilities to generate significant value in the delivery of under-construction projects and accelerate further organic growth. In July, the One Big Beautiful Bill was passed in the U.S. and it included several policy changes relevant to the energy sector with the goal of enhancing energy security and incentivizing baseload technologies. In anticipation of potential changes to tax credit eligibility, we implemented a strategy that we expect will secure credits for virtually all of our projects through the end of 2029 and as a result, Geronimo is well positioned to continue delivering on its expected growth and target returns in this new regulatory environment.

Subsequent to June 30th, we closed on two more investments in July, bringing our total investments to 42:

U.S. Pipeline System (Colonial)

In the last week of July, we closed the acquisition of Colonial Enterprises (“Colonial”), the largest refined products pipeline system in the U.S., with 2.5 million barrels per day of capacity spanning 5,500 miles from Texas to New York. The pipeline operates as the lowest cost source of refined products supply to the U.S. East Coast, delivering approximately 50% of the East Coast refined products demand from Gulf Coast refineries. We acquired the asset at an attractive transaction multiple of 9x EBITDA and expect to benefit from a mid-teen cash yield, resulting in a seven-year payback period. We are excited to be the first single owner of this system (split ownership historically), enabling streamlined decision making with near-term efforts focused on business integration and initiating our value creation activities.

2025 Semi-Annual Report	1

LETTER TO SHAREHOLDERS (continued)

U.S. Digital Infrastructure Platform (5C Group)

At the end of July, we closed a structured equity investment in 5C Group, an AI data center and digital infrastructure platform. The company operates two business segments: 5C Data Centers and Hypertec Cloud. 5C Data Centers is a North American hyperscale AI data center platform, and Hypertec Cloud provides GPU compute, network and storage infrastructure optimized for AI workloads on an “as-a-service” basis to support the needs of contracted, AI users. Our preferred equity investment has strong risk mitigation, benefiting from fixed price, take-or-pay contracts with a preferential liquidation / cash position over equity holders until a preferred return is achieved.

Outlook

BII’s stable and consistent results have demonstrated the resiliency of the portfolio with its derisked, insulated businesses which are benefiting from major global trends. The underlying assets are largely insulated from the direct effects of tariffs, as these are businesses that operate regional networks and systems for which they charge a usage fee, rather than produce or sell goods. Any resulting inflationary pressure is generally beneficial to the businesses due to contractual inflation escalators or pass-through mechanisms.

BII invests in businesses that have well-capitalized balance sheets and highly contracted, inflation-linked revenues, giving us confidence in our ability to navigate through periods of uncertainty. We expect market uncertainty will continue to create attractive entry points for further investment opportunities, beyond just the renewables sector.

Additionally, we are at a moment in time where all three megatrends driving new investments are strengthening. Digitalization and decarbonization have been central to our recent deployment, and the potential for U.S. onshoring of critical manufacturing is expected to surface significant investment opportunities. A long-term investment horizon spanning multiple years, if not decades, will be required for each of the megatrends, fueling the infrastructure supercycle and improving visibility to a backlog of new deployment opportunities.

We remain focused on building a well-diversified portfolio across geographies, sectors, and counterparties, and investing in infrastructure assets that are largely insulated from volatility due to their essential nature and inherent resiliency. While the macro, political, and business landscape will continue to shift over time, we expect the infrastructure supercycle to continue unabated.

In July, we invested approximately $500 million into Colonial, 5C Group and certain follow-on credit investments and we look forward to building on that strong momentum for the remainder of the year. The Fund’s investment pipeline remains robust as we are in advanced stages of negotiations for multiple transactions.

We welcome your questions and comments and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldoaktree.com for more information. Thank you for your support.

Chloe Berry

President

Brookfield Infrastructure Income Fund Inc.

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2025, and subject to change based on subsequent developments.

Past performance is no guarantee of future results.

Quasar Distributors, LLC is the distributor of Brookfield Infrastructure Income Fund Inc.

2	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2025	Six Months†	1 Year	Since Inception†	Inception Date
Class I Shares	4.00%	8 19%	8.27%	November 1, 2023
Class S (Excluding Sales Charge)	3.56%	7.29%	7.35%	December 1, 2023
Class S (Including Sales Charge)	-0.08%	3.54%	4.98%	December 1, 2023
Class D (Excluding Sales Charge)	3.89%	7.97%	7.93%	March 1, 2024
Class D (Including Sales Charge)	1.82%	5.77%	6.34%	March 1, 2024
FTSE Global Core Infrastructure 50/50 Index	9.30%	17.03%	19.77%	November 1, 2023

*	All returns shown in USD.
†	Returns for less than one year are not annualized.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure

Past performance is no guarantee of future results.

All returns are shown in United States Dollars (“USD”).

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly into an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Consolidated Schedule of Investments contained in this report for a full listing of the Fund’s holdings.

Investing in the Fund involves a high degree of risk, including possible loss of principal invested. There can be no assurance that the Fund will achieve its investment objective.

The Fund will subject Fund stockholders to greater risks associated with private market investments with potential limited liquidity. An investment in the Fund should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

Private infrastructure investments are subject to the risks incidental to the ownership and operation of infrastructure projects, including risks associated with the general economic climate, geographic or market concentration, government regulations and fluctuations in interest rates. Since investments in infrastructure securities, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of the these investments. Such specific market conditions could include, but are not limited to, the following: (i) demand for commodities, such as natural gas or minerals; (ii) impact of alternative technologies on our business and cyber security attacks; (iii) ability to successfully identify, complete and integrate acquisitions; (iv) competition with other market participants; (v) construction or expansion or projects, environmental damage and future capital expenditures; (vi) economic regulation and adverse regulatory decisions in the countries we operate, including nationalization or the imposition of new taxes; (vii) supply chain disruptions; and (viii) adverse claims or governmental rights or governmental rights asserted against the lands used for our infrastructure assets.

2025 Semi-Annual Report	3

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance (Unaudited)

The Fund currently intends to use leverage from time to time to facilitate short-term working capital requirements and to seek to achieve its investment objectives. Leverage creates risks that may adversely affect the return for the stockholders.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2025 and subject to change based on subsequent developments.

4	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited)

June 30, 2025

US$ THOUSANDS	DATE ACQUIRED[1]	FOOTNOTE	LOCATION	COST[2]	FAIR VALUE
PRIVATE INVESTMENTS - 75.3%

PRIVATE EQUITY INVESTMENTS - 60.8%

Renewable Power & Transition 25.6%
Canadian Wind Portfolio (Ontario Wind)	November 2022	3,4,5	North America	$107,793	$117,596
Colombian Renewable Power (Isagen)	December 2022	3,5,6	Latin America	102,221	95,863
Global Renewable Power (Neoen)	December 2024	3,5,6	Global	286,732	325,531
Nuclear Services (Westinghouse)	November 2023	3,5,6	North America	114,765	158,695
Terraform Renewable Power (TERP)	November 2022	3,5,6	Global	171,280	151,683
U.K. Offshore Wind (Orsted)	December 2024	3,5,6	Europe	14,521	15,591
U.K. Wind & Solar (OnPath)	December 2023	3,5,6	Europe	16,100	20,861
U.S. Hydro (Smoky Mountain)	March 2023	3,4,5,7	North America	83,222	129,418
U.S. Renewable Power (Geronimo Power)	May 2025	3,5,6	North America	42,644	43,039
Total Renewable Power & Transition				939,278	1,058,277

Transport 15.4%
European LNG Vessels (Knutsen LNG)	March 2023	5	Europe	37,500	30,215
Global Container Network (Triton International)	April 2023	3,5,6	North America	82,111	102,187
U.K. & European Diversified Infrastructure	October 2024	5,8	Europe	278,596	320,862
U.S. Toll Road (SH 130)	December 2024	5	North America	168,225	182,395
Total Transport				566,432	635,659

Utilities 12.0%
Australian Utility (AusNet Services)	November 2022	3,4,5	Asia Pacific	92,214	110,911
North American Residential Infrastructure (Enercare)	November 2022	3,4,5	North America	118,092	149,858
North American Residential Infrastructure (Homeserve)	January 2023	3,5,6	North America	89,943	106,813
U.K. Utility (SGN)	November 2022	3,4,5	Europe	51,268	66,242
U.S. Utility (FirstEnergy Transmission)	November 2022	3,5,6	North America	56,033	63,105
Total Utilities				407,550	496,929

Midstream 4.6%
Canadian Midstream (Inter Pipeline)	November 2022	3,4,5	North America	164,195	191,517
Total Midstream				164,195	191,517

Data 3.2%
European Telecom Towers (GD Towers)	February 2023	3,5,6	Europe	91,367	117,672
GCC Tower Portfolio	June 2025	3,5,6	Asia Pacific	7,325	7,325
U.S. Semiconductor Foundry (Intel Partnership)	January 2023	3,4,5	North America	–	–
U.S. Wireless Infrastructure (SVP)	December 2024	3,4,5	North America	7,500	8,127
Total Data				106,192	133,124
Total PRIVATE EQUITY INVESTMENTS				2,183,647	2,515,506

PRIVATE DEBT INVESTMENTS - 14.5%
BII BID Aggregator A L.P.	December 2023	3,5,9	North America	409,945	417,346
BII BID Aggregator B L.P.	December 2023	3,5,9	North America	85,298	90,348
BII BID Aggregator D L.P.	May 2025	3,5,9	North America	35,667	35,667
BII BID Preferred Aggregator L.P.	May 2024	3,5,9	North America	53,105	55,196
Total PRIVATE DEBT INVESTMENTS				584,015	598,557

Total PRIVATE INVESTMENTS				2,767,662	3,114,063

US$ THOUSANDS		FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 31.6%
Corporate Bonds 18.0%

Infrastructure Services 1.0%
Republic Services, Inc., 0.88%, 11/15/2025			North America	1,187	1,171
Republic Services, Inc., 2.90%, 07/01/2026			North America	9,695	9,566

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	5

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2025

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 31.6% (continued)
Corporate Bonds 18.0% (continued)

Infrastructure Services 1.0% (continued)
Waste Connections, Inc., 4.25%, 12/01/2028		North America	$10,280	$10,318
Waste Management, Inc., 3.15%, 11/15/2027		North America	8,235	8,066
Waste Management, Inc., 4.50%, 03/15/2028		North America	1,872	1,891
Waste Management, Inc., 4.88%, 02/15/2029		North America	3,835	3,927
Xylem, Inc., 1.95%, 01/30/2028		North America	6,750	6,381
Total Infrastructure Services			41,854	41,320

Oil Gas Transportation & Distribution 6.0%
Antero Midstream Partners LP, 5.75%, 03/01/2027	10	North America	5,495	5,488
Boardwalk Pipelines LP, 4.45%, 07/15/2027		North America	6,045	6,042
Boardwalk Pipelines LP, 4.80%, 05/03/2029		North America	3,980	4,023
Buckeye Partners LP, 3.95%, 12/01/2026		North America	377	373
Buckeye Partners LP, 4.13%, 12/01/2027		North America	3,145	3,088
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/2029		North America	2,090	2,016
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027		North America	9,943	10,035
Cheniere Energy, Inc., 4.63%, 10/15/2028		North America	8,079	8,069
Columbia Pipelines Holding Co. LLC, 6.04%, 08/15/2028	10	North America	603	627
DCP Midstream Operating LP, 5.63%, 07/15/2027		North America	11,540	11,795
DT Midstream, Inc., 4.13%, 06/15/2029	10	North America	5,784	5,586
Enbridge, Inc., 3.70%, 07/15/2027		North America	12,225	12,070
Energy Transfer LP, 6.00%, 02/01/2029	10	North America	9,364	9,515
Enterprise Products Operating LLC, 3.70%, 02/15/2026		North America	3,545	3,526
Enterprise Products Operating LLC, 3.95%, 02/15/2027		North America	4,500	4,484
Enterprise Products Operating LLC, 4.60%, 01/11/2027		North America	3,485	3,505
EQT Corp., 4.50%, 01/15/2029	10	North America	2,685	2,651
Gulfstream Natural Gas System LLC, 4.60%, 09/15/2025	10	North America	820	819
Gulfstream Natural Gas System LLC, 6.19%, 11/01/2025	10	North America	515	517
Hess Midstream Operations LP, 5.13%, 06/15/2028	10	North America	6,235	6,192
Hess Midstream Operations LP, 6.50%, 06/01/2029	10	North America	331	340
Kinder Morgan, Inc., 4.30%, 03/01/2028		North America	2,300	2,302
Kinder Morgan, Inc., 5.00%, 02/01/2029		North America	2,408	2,445
Kinetik Holdings LP, 6.63%, 12/15/2028	10	North America	3,435	3,513
Midwest Connector Capital Co. LLC, 4.63%, 04/01/2029	10	North America	4,364	4,326
MPLX LP, 1.75%, 03/01/2026		North America	240	235
MPLX LP, 4.00%, 03/15/2028		North America	7,530	7,455
MPLX LP, 4.13%, 03/01/2027		North America	1,320	1,313
Northwest Pipeline LLC, 4.00%, 04/01/2027		North America	1,887	1,874
NuStar Logistics LP, 5.63%, 04/28/2027		North America	367	370
NuStar Logistics LP, 6.00%, 06/01/2026		North America	2,595	2,602
ONEOK, Inc., 4.55%, 07/15/2028		North America	5,615	5,625
ONEOK, Inc., 5.38%, 06/01/2029		North America	4,485	4,580
ONEOK, Inc., 5.85%, 01/15/2026		North America	2,005	2,015
Parkland Corp., 4.50%, 10/01/2029	10	North America	543	522
Parkland Corp., 5.88%, 07/15/2027	10	North America	3,660	3,662
Parkland Corp., Escrow Account, 4.50%, 10/01/2029		North America	543	–
Parkland Corp., Escrow Account, 5.88%, 07/15/2027		North America	3,660	–
Plains All American Pipeline LP, 3.55%, 12/15/2029		North America	3,455	3,301
Plains All American Pipeline LP, 4.65%, 10/15/2025		North America	7,324	7,323
Rockies Express Pipeline LLC, 4.95%, 07/15/2029	10	North America	491	482
Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028		North America	3,550	3,531
Sabine Pass Liquefaction LLC, 5.88%, 06/30/2026		North America	1,682	1,691
South Bow USA Infrastructure Holdings LLC, 4.91%, 09/01/2027	10	North America	11,980	12,055
South Bow USA Infrastructure Holdings LLC, 5.03%, 10/01/2029	10	North America	1,478	1,482
Spectra Energy Partners LP, 3.38%, 10/15/2026		North America	1,913	1,886

See Notes to Consolidated Financial Statements.

6	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2025

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 31.6% (continued)
Corporate Bonds 18.0% (continued)

Oil Gas Transportation & Distribution 6.0% (continued)
Targa Resources Corp., 5.20%, 07/01/2027		North America	$1,867	$1,892
Targa Resources Partners LP, 6.88%, 01/15/2029		North America	11,795	12,040
Texas Eastern Transmission LP, 3.50%, 01/15/2028	10	North America	3,030	2,971
TransCanada PipeLines Ltd., 4.25%, 05/15/2028		North America	1,634	1,628
TransCanada PipeLines Ltd., 4.88%, 01/15/2026		North America	10,335	10,337
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/2028		North America	11,985	11,871
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/2029	10	North America	7,265	6,849
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/2030	10	North America	298	307
Western Midstream Operating LP, 4.65%, 07/01/2026		North America	1,706	1,702
Western Midstream Operating LP, 4.75%, 08/15/2028		North America	12,038	12,032
Whistler Pipeline LLC, 5.40%, 09/30/2029	10	North America	7,351	7,433
Williams Cos., Inc. (The), 5.30%, 08/15/2028		North America	2,195	2,254
Total Oil Gas Transportation & Distribution			251,115	246,667

Telecommunications 3.2%
American Tower Corp., 3.65%, 03/15/2027		North America	4,695	4,637
American Tower Corp., 5.25%, 07/15/2028		North America	4,100	4,202
AT&T, Inc., 1.70%, 03/25/2026		North America	10,235	10,030
British Telecommunications plc, 5.13%, 12/04/2028		Europe	11,605	11,859
CCO Holdings LLC, 6.38%, 09/01/2029	10	North America	1,919	1,958
Charter Communications Operating LLC, 3.75%, 02/15/2028		North America	576	565
Charter Communications Operating LLC, 4.91%, 07/23/2025		North America	2,609	2,609
Charter Communications Operating LLC, 6.15%, 11/10/2026		North America	3,395	3,459
Comcast Corp., 2.35%, 01/15/2027		North America	9,815	9,548
Comcast Corp., 3.15%, 03/01/2026		North America	1,789	1,775
Cox Communications, Inc., 3.50%, 08/15/2027	10	North America	8,570	8,404
Cox Communications, Inc., 5.45%, 09/15/2028	10	North America	235	241
Crown Castle, Inc., 4.00%, 03/01/2027		North America	1,295	1,287
Crown Castle, Inc., 5.00%, 01/11/2028		North America	3,303	3,335
Crown Castle, Inc., 5.60%, 06/01/2029		North America	1,847	1,907
Digital Realty Trust LP, 3.70%, 08/15/2027		North America	6,900	6,812
Equinix, Inc., 1.45%, 05/15/2026		North America	1,155	1,123
Equinix, Inc., 1.55%, 03/15/2028		North America	778	725
Equinix, Inc., 1.80%, 07/15/2027		North America	2,685	2,559
Frontier Communications Holdings LLC, 5.88%, 10/15/2027	10	North America	3,645	3,646
Frontier Communications Holdings LLC, 8.63%, 03/15/2031	10	North America	1,023	1,087
Rogers Communications, Inc., 3.20%, 03/15/2027		North America	12,536	12,290
Rogers Communications, Inc., 3.63%, 12/15/2025		North America	212	211
Sprint Capital Corp., 6.88%, 11/15/2028		North America	3,555	3,816
Sprint LLC, 7.63%, 03/01/2026		North America	1,351	1,364
TELUS Corp., 3.70%, 09/15/2027		North America	4,070	4,011
T-Mobile USA, Inc., 1.50%, 02/15/2026		North America	525	515
T-Mobile USA, Inc., 3.38%, 04/15/2029		North America	1,786	1,718
T-Mobile USA, Inc., 3.75%, 04/15/2027		North America	5,529	5,471
Verizon Communications, Inc., 2.10%, 03/22/2028		North America	997	945
Verizon Communications, Inc., 4.02%, 12/03/2029		North America	725	715
Verizon Communications, Inc., 4.33%, 09/21/2028		North America	8,840	8,875
Videotron Ltd., 5.13%, 04/15/2027	10	North America	8,115	8,119
Virgin Media Secured Finance plc, 5.50%, 05/15/2029	10	Europe	1,115	1,098
Total Telecommunications			131,530	130,916

Transportation 0.9%
Canadian National Railway Co., 2.75%, 03/01/2026		North America	3,695	3,653
Canadian Pacific Railway Co., 1.75%, 12/02/2026		North America	7,674	7,405

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	7

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2025

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 31.6% (continued)
Corporate Bonds 18.0% (continued)

Transportation 0.9% (continued)
CSX Corp., 2.60%, 11/01/2026		North America	$8,215	$8,038
CSX Corp., 3.80%, 03/01/2028		North America	3,860	3,824
Norfolk Southern Corp., 2.90%, 06/15/2026		North America	7,663	7,557
Union Pacific Corp., 2.75%, 03/01/2026		North America	1,718	1,699
Union Pacific Corp., 4.75%, 02/21/2026		North America	7,070	7,080
Total Transportation			39,895	39,256

Utility 6.9%
AEP Texas, Inc., 3.85%, 10/01/2025	10	North America	6,222	6,203
AES Corp. (The), 1.38%, 01/15/2026		North America	3,470	3,404
Ameren Corp., 1.75%, 03/15/2028		North America	7,130	6,651
Ameren Corp., 5.70%, 12/01/2026		North America	275	279
Black Hills Corp., 5.95%, 03/15/2028		North America	4,665	4,832
Calpine Corp., 5.13%, 03/15/2028	10	North America	3,550	3,546
CenterPoint Energy Resources Corp., 5.25%, 03/01/2028		North America	16,417	16,812
Clearway Energy Operating LLC, 4.75%, 03/15/2028	10	North America	5,153	5,091
CMS Energy Corp., 3.45%, 08/15/2027		North America	8,285	8,134
Commonwealth Edison Co., 3.70%, 08/15/2028		North America	205	202
Consolidated Edison Co. of New York, Inc., 4.00%, 12/01/2028		North America	10,350	10,309
Consumers Energy Co., 4.60%, 05/30/2029		North America	954	964
Consumers Energy Co., 4.65%, 03/01/2028		North America	950	963
Dominion Energy, Inc., 2.85%, 08/15/2026		North America	6,035	5,931
DTE Electric Co., 1.90%, 04/01/2028		North America	3,091	2,916
DTE Energy Co., 2.85%, 10/01/2026		North America	1,790	1,758
DTE Energy Co., 5.10%, 03/01/2029		North America	3,905	3,982
Duke Energy Corp., 2.65%, 09/01/2026		North America	10,240	10,048
Duke Energy Progress LLC, 3.45%, 03/15/2029		North America	1,957	1,905
Emera US Finance LP, 3.55%, 06/15/2026		North America	6,605	6,531
Entergy Arkansas LLC, 3.50%, 04/01/2026		North America	2,752	2,736
Entergy Corp., 0.90%, 09/15/2025		North America	6,220	6,173
Entergy Corp., 1.90%, 06/15/2028		North America	3,675	3,435
Evergy Kansas Central, Inc., 2.55%, 07/01/2026		North America	5,072	4,982
Evergy Kansas Central, Inc., 3.25%, 12/01/2025		North America	800	795
Eversource Energy, 4.60%, 07/01/2027		North America	1,885	1,894
Eversource Energy, 5.45%, 03/01/2028		North America	7,770	7,969
Exelon Corp., 3.40%, 04/15/2026		North America	12,132	12,026
Exelon Corp., 5.15%, 03/15/2028		North America	205	209
FirstEnergy Corp., 3.90%, 07/15/2027		North America	5,036	4,979
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028	10	North America	3,305	3,371
Florida Power & Light Co., 3.13%, 12/01/2025		North America	2,180	2,168
Florida Power & Light Co., 4.40%, 05/15/2028		North America	2,335	2,352
Fortis, Inc., 3.06%, 10/04/2026		North America	13,545	13,303
NextEra Energy Capital Holdings, Inc., 1.90%, 06/15/2028		North America	12,955	12,103
NiSource, Inc., 3.49%, 05/15/2027		North America	11,890	11,704
Oncor Electric Delivery Co. LLC, 4.65%, 11/01/2029		North America	11,760	11,889
Pacific Gas and Electric Co., 3.15%, 01/01/2026		North America	4,820	4,774
PPL Capital Funding, Inc., 3.10%, 05/15/2026		North America	9,900	9,782
Public Service Electric and Gas Co., 2.25%, 09/15/2026		North America	230	225
Public Service Electric and Gas Co., 3.00%, 05/15/2027		North America	9,510	9,328
San Diego Gas & Electric Co., 4.95%, 08/15/2028		North America	2,018	2,060
Sempra, 3.40%, 02/01/2028		North America	3,305	3,226
Southern Co. (The), 3.25%, 07/01/2026		North America	1,916	1,895
Southern Co. (The), 4.85%, 06/15/2028		North America	9,895	10,064
Southwestern Electric Power Co., 2.75%, 10/01/2026		North America	5,472	5,354

See Notes to Consolidated Financial Statements.

8	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2025

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 31.6% (continued)
Corporate Bonds 18.0% (continued)

Utility 6.9% (continued)
Tampa Electric Co., 4.90%, 03/01/2029		North America	$4,405	$4,498
Virginia Electric and Power Co., 3.50%, 03/15/2027		North America	6,972	6,896
Vistra Operations Co. LLC, 4.30%, 07/15/2029	10	North America	5,125	5,049
WEC Energy Group, Inc., 4.75%, 01/09/2026		North America	1,693	1,693
WEC Energy Group, Inc., 4.75%, 01/15/2028		North America	10,060	10,161
Xcel Energy, Inc., 4.00%, 06/15/2028		North America	3,897	3,862
XPLR Infrastructure Operating Partners LP, 3.88%, 10/15/2026	10	North America	2,554	2,495
XPLR Infrastructure Operating Partners LP, 4.50%, 09/15/2027	10	North America	2,145	2,091
Total Utility			288,683	286,002
Total Corporate Bonds (Cost $736,934)				744,161

Short-Term Investments - 13.6%

			SHARES	FAIR VALUE
Money Market Funds - 4.7%
Fidelity Institutional Money Market Treasury Portfolio, Institutional Class, 4.20%	11	North America	96,792	96,792
Invesco Government & Agency Portfolio, Institutional Class, 4.24%	11	North America	96,792	96,792
Total Money Market Funds				193,584

			PRINCIPAL AMOUNT	VALUE
Time Deposits - 8.9%
Mizuho Time Deposit, 4.40%, 07/14/2025		North America	200,000	200,000
Mizuho Time Deposit, 4.48%, 09/09/2025		North America	168,000	168,000
Total Time Deposits			368,000	368,000
Total Short-Term Investments (Cost $561,584)				561,584
Total PUBLIC SECURITIES 31.6%				1,305,745
Total Investments (Cost $4,066,180) - 106.9%				4,419,808
Liabilities in Excess of Other Assets - (6.9)%				(283,426)
TOTAL NET ASSETS - 100.0%				$4,136,382

The following notes should be read in conjunction with the accompanying Consolidated Schedule of Investments.

1	Reflects the date at which the Predecessor Fund initially acquired the investment, where applicable. Certain investments held by the Predecessor Fund were purchased from affiliates.
2	Cost initially reflects the market value as of the date of Reorganization, where applicable, and is adjusted for subsequent purchases and sales activity.
3	Affiliated security (refer to Note 11, Investments in Affiliated Issuers, for further details).
4	Held through wholly-owned subsidiaries (refer to Note 2, Significant Accounting Policies, for further details).
5	These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs. As of June 30, 2025, the total value of all such securities was $3,114,063,000 or 75.3% of net assets.
6	Indirectly held through an affiliated unconsolidated special purpose vehicle.
7	As defined by the Investment Company Act of 1940, this investment is deemed to be a “controlled person” of the Fund because the Fund owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities. Refer to Note 12, Unconsolidated Significant Subsidiaries, for further details.
8	Investment in Federated Hermes Diversified Infrastructure Fund which is comprised of a diversified portfolio of seven U.K. and European transport, utility and renewable power businesses.

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	9

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2025

9	The Fund’s investments in BII BID Aggregator A L.P. (“Aggregator A”), BII BID Aggregator B L.P. (“Aggregator B”), BII BID Aggregator D L.P. (“Aggregator D”), and BII BID Preferred Aggregator L.P. (“Preferred Aggregator”) represent equity interests in entities that provide loans and/or preferred equity to infrastructure borrowers/issuers, either by committing and funding these transactions entirely with their own capital or alongside affiliates. Brookfield Infrastructure Debt Fund III, L.P., an affiliate of the Fund, is also an investor in Aggregator A, Aggregator B, and Preferred Aggregator (i.e., a co-investor), while Brookfield Infrastructure Debt Fund IV, L.P., also an affiliate of the Fund, is a co-investor in Aggregator D.

Aggregator A, Aggregator B, Aggregator D, and Preferred Aggregator do not charge management fees. Redemption provisions are subject to the liquidity of their underlying investments, which may be limited. The investments are made across multiple sectors, including transport, data, utilities, and renewable power & transition.

The Fund may also use certain derivative instruments to hedge its currency or interest rate risks, in accordance with its investment program.

Aggregator A:

Aggregator A has made loan commitments of $493 million of which $395 million was funded as of June 30, 2025. The coupons for these loans are fixed and, as of June 30, 2025, range from 8% to 11%. The maturities range from April 2027 to January 2032.

Aggregator B:

Aggregator B has made loan commitments of $93 million, all of which were fully funded as of June 30, 2025. The coupons for these loans are comprised of fixed and variable rates and, as of June 30, 2025, range from 9% to 12% (on a swapped to fixed basis). The maturities range from August 2027 to April 2028.

Aggregator D:

Aggregator D has made a loan commitment of $63 million of which $46 million was funded as of June 30, 2025. The loan has a variable coupon rate and, as of June 30, 2025, was 11%. The maturity date is in June 2029.

Preferred Aggregator:

Preferred Aggregator has made preferred equity commitments of $86 million of which $54 million was funded as of June 30, 2025. The coupons for these instruments are fixed and, as of June 30, 2025, range from 9% to 10%. The maturities range from November 2030 to May 2031.

10	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2025, the total value of such security was $127,736,000 or 3.1% of net assets.

11	The rate shown represents the seven-day yield as of June 30, 2025.

Interest Rate Swap Contracts

At June 30, 2025, the Fund had the following interest rate swap contracts outstanding:

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount (Local Currency)	Currency	Value	Upfront Payments (Receipts)	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
OTC Interest Swap Contracts

Receive 4.236%, Pay 3-month BBSY	Quarterly	Macquarie	4/17/26	24,000	AUD	$123	$—	$123
Receive 4.921%, Pay 1-day SONIA	Quarterly	Macquarie	4/17/26	17,316	GBP	235	—	235
Total Interest Rate Swap Contracts						$358	$—	$358

See Notes to Consolidated Financial Statements.

10	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2025

Foreign currency forward contracts

At June 30, 2025, the Fund had the following forward exchange contracts outstanding:

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
09/15/25	18,915	USD	25,600	CAD	Mizuho Financial Group	$38
10/15/25	70,161	GBP	91,469	USD	Goldman Sachs & Co.	4,877
10/15/25	70,161	GBP	91,340	USD	Mizuho Financial Group	5,004
12/15/25	6,900	CAD	5,074	USD	Mizuho Financial Group	34
02/02/26	7,625	USD	10,200	CAD	Mizuho Financial Group	54
03/31/26	4,200	CAD	3,112	USD	Mizuho Financial Group	11
03/31/26	102,569	USD	137,405	CAD	Mizuho Financial Group	350
04/30/26	1,995	EUR	2,344	USD	Mizuho Financial Group	48
06/30/26	4,454	USD	6,700	AUD	Mizuho Financial Group	18
09/25/26	127,421	USD	170,000	CAD	Macquarie Group	313
12/21/26	25,111	USD	37,690	AUD	Mizuho Financial Group	137
06/15/27	1,737	USD	2,600	AUD	Mizuho Financial Group	15
06/30/27	4,589	EUR	5,504	USD	Goldman Sachs & Co.	87
06/30/27	10,327	GBP	14,072	USD	Goldman Sachs & Co.	73
06/30/27	8,679	EUR	10,403	USD	Mizuho Financial Group	170
06/30/27	2,275	GBP	3,039	USD	Mizuho Financial Group	73
06/30/27	602	USD	900	AUD	Mizuho Financial Group	6
09/30/27	483	EUR	582	USD	Goldman Sachs & Co.	9
09/30/27	6,287	EUR	7,581	USD	Mizuho Financial Group	101
09/30/27	67,297	USD	98,756	AUD	Mizuho Financial Group	1,776
Total unrealized gain						13,194

07/22/25	423	USD	659	AUD	Goldman Sachs & Co.	(11)
07/22/25	613	USD	505	GBP	Goldman Sachs & Co.	(80)
08/29/25	29,040	USD	26,000	EUR	Mizuho Financial Group	(1,710)
09/15/25	12,800	CAD	9,458	USD	Mizuho Financial Group	(22)
09/15/25	1,493	USD	2,300	AUD	Mizuho Financial Group	(23)
09/15/25	2,653	USD	2,400	EUR	Mizuho Financial Group	(188)
09/15/25	1,364	USD	1,100	GBP	Mizuho Financial Group	(146)
09/22/25	3,085	USD	13,808,000	COP	Macquarie Group	(253)
10/22/25	838	USD	1,317	AUD	Goldman Sachs & Co.	(30)
10/22/25	1,276	USD	1,009	GBP	Goldman Sachs & Co.	(110)
12/15/25	27,568	USD	127,034,000	COP	Macquarie Group	(2,737)
12/15/25	10,149	USD	13,800	CAD	Mizuho Financial Group	(70)
01/22/26	2,265	USD	3,650	AUD	Goldman Sachs & Co.	(144)
01/22/26	3,133	USD	2,574	GBP	Goldman Sachs & Co.	(396)
02/02/26	5,100	CAD	3,812	USD	Mizuho Financial Group	(29)
02/02/26	4,316	USD	3,400	GBP	Mizuho Financial Group	(349)
02/27/26	31,006	USD	27,700	EUR	Mizuho Financial Group	(2,071)
03/31/26	6,224	USD	8,400	CAD	Mizuho Financial Group	(23)
03/31/26	1,229	USD	1,100	EUR	Mizuho Financial Group	(86)
04/17/26	15,740	USD	24,615	AUD	Goldman Sachs & Co.	(530)
04/17/26	21,528	USD	17,788	GBP	Goldman Sachs & Co.	(2,833)

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	11

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2025

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
04/30/26	6,921	USD	6,248	EUR	Mizuho Financial Group	$(557)
06/30/26	26,792	USD	127,035,000	COP	Macquarie Group	(2,568)
06/30/26	10,553	USD	14,300	CAD	Mizuho Financial Group	(110)
09/30/26	4,817	USD	4,300	EUR	Mizuho Financial Group	(360)
11/30/26	2,548	USD	11,326,000	COP	Macquarie Group	(12)
12/08/26	16,200	USD	12,945	GBP	Mizuho Financial Group	(1,492)
12/15/26	26,053	USD	127,035,000	COP	Macquarie Group	(2,464)
06/07/27	5,799	USD	7,786	CAD	Mizuho Financial Group	(48)
06/15/27	1,689	USD	1,500	EUR	Mizuho Financial Group	(131)
06/15/27	1,918	USD	1,500	GBP	Mizuho Financial Group	(129)
06/30/27	15,470	USD	13,650	EUR	Goldman Sachs & Co.	(1,100)
06/30/27	27,264	USD	21,050	GBP	Goldman Sachs & Co.	(1,475)
06/30/27	3,341	USD	4,500	CAD	Mizuho Financial Group	(38)
06/30/27	15,475	USD	13,650	EUR	Mizuho Financial Group	(1,095)
06/30/27	27,198	USD	21,050	GBP	Mizuho Financial Group	(1,536)
09/27/27	51,043	USD	38,669	GBP	Mizuho Financial Group	(1,767)
09/29/27	4,256	USD	5,800	CAD	Goldman Sachs & Co.	(101)
09/30/27	1,801	USD	2,800	AUD	Goldman Sachs & Co.	(49)
09/30/27	21,260	USD	18,700	EUR	Goldman Sachs & Co.	(1,493)
09/30/27	26,533	USD	20,500	GBP	Goldman Sachs & Co.	(1,423)
09/30/27	4,721	USD	3,753	GBP	Macquarie Group	(386)
09/30/27	21,273	USD	18,700	EUR	Mizuho Financial Group	(1,481)
09/30/27	26,467	USD	20,500	GBP	Mizuho Financial Group	(1,484)
12/15/27	27,132	USD	23,800	EUR	Goldman Sachs & Co.	(1,883)
12/15/27	37,388	USD	28,900	GBP	Goldman Sachs & Co.	(1,988)
12/15/27	28,557	USD	25,074	EUR	Mizuho Financial Group	(2,009)
12/15/27	39,984	USD	31,055	GBP	Mizuho Financial Group	(2,313)
12/31/27	22,486	USD	20,221	EUR	Goldman Sachs & Co.	(2,129)
12/31/27	21,216	USD	33,383	AUD	Mizuho Financial Group	(804)
01/31/28	2,515	USD	4,000	AUD	Mizuho Financial Group	(120)
01/31/28	9,002	USD	12,440	CAD	Mizuho Financial Group	(352)
01/31/28	1,763	USD	1,600	EUR	Mizuho Financial Group	(185)
01/31/28	7,007	USD	5,700	GBP	Mizuho Financial Group	(724)
02/29/28	16,128	USD	14,718	EUR	Mizuho Financial Group	(1,791)
03/31/28	2,612	USD	4,132	AUD	Macquarie Group	(111)
03/31/28	128,877	USD	177,423	CAD	Macquarie Group	(4,694)
03/31/28	6,553	USD	5,742	EUR	Macquarie Group	(465)
03/31/28	4,800	USD	3,730	GBP	Macquarie Group	(274)
04/28/28	1,543	USD	2,402	AUD	Goldman Sachs & Co.	(42)
04/28/28	1,816	USD	1,507	EUR	Goldman Sachs & Co.	(36)
04/28/28	34,987	USD	54,625	AUD	Macquarie Group	(1,042)
04/28/28	42,148	USD	35,356	EUR	Macquarie Group	(1,260)
05/31/28	4,543	USD	7,100	AUD	Goldman Sachs & Co.	(139)
05/31/28	5,341	USD	4,540	EUR	Goldman Sachs & Co.	(231)
06/30/28	22,673	USD	20,221	EUR	Goldman Sachs & Co.	(2,055)
06/30/28	24,797	USD	38,920	AUD	Mizuho Financial Group	(851)

See Notes to Consolidated Financial Statements.

12	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2025

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
06/30/28	33,028	USD	27,268	EUR	Mizuho Financial Group	$(555)
06/30/28	3,756	USD	2,792	GBP	Mizuho Financial Group	(53)
09/29/28	4,706	USD	3,753	GBP	Macquarie Group	(375)
12/29/28	22,851	USD	20,221	EUR	Goldman Sachs & Co.	(1,989)
12/29/28	21,170	USD	33,383	AUD	Mizuho Financial Group	(779)
02/12/29	4,270	USD	6,793	AUD	Macquarie Group	(190)
02/12/29	4,600	USD	4,132	EUR	Macquarie Group	(472)
06/29/29	23,030	USD	20,221	EUR	Goldman Sachs & Co.	(1,924)
06/29/29	21,119	USD	33,383	AUD	Mizuho Financial Group	(783)
09/28/29	4,695	USD	3,753	GBP	Macquarie Group	(362)
12/31/29	23,197	USD	20,221	EUR	Goldman Sachs & Co.	(1,873)
12/31/29	21,062	USD	33,383	AUD	Mizuho Financial Group	(781)
Total unrealized loss						(68,774)
Net unrealized loss						$(55,580)

Abbreviations

AUD — Australian Dollar

CAD — Canadian Dollar

COP — Colombian Peso

EUR — Euro

GBP — British Pound

USD — U.S. Dollar

BBSY — Bank Bill Swap Rate

SONIA — Sterling Overnight Indexed Average

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	13

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Statement of Assets and Liabilities (Unaudited)

US$ THOUSANDS (except per share amounts)	Note	As of June 30, 2025
Assets:
Investments in unaffiliated securities, at fair value (cost: $1,782,839)	3	$1,839,217
Investments in affiliated securities, at fair value (cost: $2,283,341)	3	2,580,591
Total investments, at fair value (cost: $4,066,180)		4,419,808
Cash		185
Distributions and interest receivable		13,121
Foreign currency forward contracts	2,3	13,194
Interest rate swap contracts	2,3	358
Deferred financing costs	9	4,010
Due from Adviser	7	8,907
Other assets		3,973
Total assets		4,463,556
Liabilities:
Foreign currency forward contracts	2,3	68,774
Incentive fees payable	7	7,712
Organizational costs payable		2,653
Payable for investments purchased	8	192,614
Distributions payable	6	13,808
Payable for repurchase of shares	5	8,560
Accounts payable and other liabilities		1,296
Current taxes payable	10	3,027
Deferred taxes payable	10	28,730
Total liabilities		327,174
Commitments and contingencies	7,13
Net Assets		$4,136,382

Composition of Net Assets:
Paid-in capital		$3,956,334
Distributable earnings		180,048
Net Assets		$4,136,382

Net Assets
Class I Shares — Net Assets		$2,978,496
Shares outstanding		280,302
Net asset value per share		$10.63

Class S Shares — Net Assets		$1,155,848
Shares outstanding		109,071
Net asset value per share		$10.60
Offering price per share based on a maximum sales charge of 3.50%		$10.98

Class D Shares — Net Assets		$2,038
Shares outstanding		194
Net asset value per share		$10.50
Offering price per share based on a maximum sales charge of 2.00%		$10.71

See Notes to Consolidated Financial Statements.

14	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Operations (Unaudited)

US$ THOUSANDS	Note	For the Six Months Ended June 30, 2025
Investment income:
Dividend and distribution income from affiliated investments	11	$122,385
Dividend and distribution income from unaffiliated investments		32,835
Interest and other income from unaffiliated investments		27,273
Less: Return of capital distributions from affiliated investments	11	(75,366)
Less: Return of capital distributions from unaffiliated investments		(25,036)
Total investment income		82,091
Expenses:
Management fees	7	23,157
Incentive fees	7	7,712
Distribution and shareholder servicing fees	4	4,200
Other operating expenses		1,613
Legal fees		1,150
Audit and tax services		604
Administration fees	7	555
Transfer agent fees		371
Directors’ fees		317
Total operating expenses		39,679
Interest expense and other financing costs	9	3,051
Total operating expenses and financing costs		42,730
Expenses recouped by the Adviser	7	2,167
Total expenses		44,897
Net investment income (before taxes)		37,194
Current tax expense	10	2,131
Net investment income		35,063

Net realized gain (loss) on:
Investments in unaffiliated investments		2,631
Foreign currency transactions		64
Foreign currency forward contracts	2,3	(25,310)
Net realized loss		(22,615)

Net change in unrealized gain (loss) on:
Investments in affiliated investments	3,11	161,466
Investments in unaffiliated investments	3	57,595
Foreign currency forward contracts	2,3	(69,654)
Interest rate swap contracts	2,3	130
Deferred taxes recouped by the Adviser		(1,129)
Change in deferred taxes on unrealized gain	10	(5,399)
Foreign currency translations		(14,374)
Net change in unrealized gain		128,635
Net realized and unrealized gain		106,020
Net increase in net assets resulting from operations		$141,083

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	15

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statements of Changes in Net Assets

US$ THOUSANDS	Note	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Increase in Net Assets Resulting from Operations:
Net investment income		$35,063	$63,361
Net realized loss		(22,615)	(15,942)
Net change in unrealized gain		128,635	140,932
Net increase in net assets resulting from operations		141,083	188,351
Distributions to shareholders:	6
From distributable earnings
Class I shares		(57,868)	(85,814)
Class S shares		(16,920)	(13,533)
Class D shares		(41)	(53)
From return of capital
Class I shares		—	(1,171)
Class S shares		—	(185)
Class D shares		—	(1)
Total distributions paid		(74,829)	(100,757)
Capital share transactions:	4
Subscriptions		878,719	1,735,640
Reinvestment of distributions		39,171	43,027
Repurchases	5	(16,199)	(294,580)
Net increase in capital share transactions		901,691	1,484,087
Total increase in net assets		967,945	1,571,681
Net Assets:
Beginning of period		3,168,437	1,596,756
End of period		$4,136,382	$3,168,437

See Notes to Consolidated Financial Statements.

16	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Cash Flows (Unaudited)

US$ THOUSANDS	For the Six Months Ended June 30, 2025 (Unaudited)
Operating activities :
Net increase in net assets resulting from operations	$141,083
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(1,017,396)
Proceeds from disposition of long-term portfolio investments	510,891
Net purchases and sales of short-term portfolio investments	(429,130)
Net accretion of discount on investments and other adjustments to cost	(4,803)
Return of capital distributions from portfolio investments	100,402
Increase in distributions and interest receivable	(2,540)
Decrease in deferred financing costs	1,613
Decrease in due from adviser	3,296
Increase in other assets	(1,517)
Decrease in management fees payable	(139)
Decrease in incentive fees payable	(1,833)
Decrease in organizational costs payable	(5,167)
Increase in payable for investments purchased	16,944
Decrease in due to custodian	(4,454)
Decrease in accounts payable and other liabilities	(1,089)
Increase in current taxes payable	332
Increase in deferred taxes payable	5,399
Net change in unrealized gain on investments	(219,061)
Net change in unrealized loss on foreign currency forward contracts	69,654
Net change in unrealized gain on interest rate swap contracts	(130)
Cash flows used in operating activities	(837,645)

Financing activities :
Cash provided from subscriptions	878,719
Payments on repurchase of shares	(8,384)
Distributions paid to shareholders, net of reinvestments	(32,505)
Cash flows from financing activities	837,830

Effect of exchange rate changes on cash	—
Net increase to cash	185
Cash, beginning of period	—
Cash, end of period	$185

Supplemental Disclosure of Cash Flow Information:

Non-cash financing activities consist of distributions reinvested through our Dividend Reinvestment Plan of $39,171,000 for the six months ended June 30, 2025.

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	17

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights

Class I	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024	For the Period November 1, 2023[1] through December 31, 2023
Per Share Operating Performance:
Net asset value, beginning of period	$10.44	$10.07	$10.00
Income from Investment Operations:
Net investment income[2]	0.11	0.26	0.04
Net realized and unrealized gain[2]	0.30	0.55	0.11
Total from investment operations[2]	0.41	0.81	0.15
Distributions to Shareholders:
From distributable earnings	(0.22)	(0.43)	(0.06)
From return of capital	—	(0.01)	(0.02)
Total distributions to shareholders[3]	(0.22)	(0.44)	(0.08)
Net asset value, end of period	$10.63	$10.44	$10.07
Total Investment Return[4]	4.00%[5]	8.18%	1.48%[5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,978,496	$2,395,165	$1,589,722
Ratio of Expenses to Average Net Assets:
Management fee expense	1.25%[6]	1.25%	1.25%[6]
Incentive fee expense	0.41%[6]	0.38%	0.41%[6]
Operating expenses	0.23%[6]	0.25%	0.26%[6]
Total expenses before interest, current tax and organizational and offering expenses	1.89%[6]	1.88%	1.92%[6]
Organizational and offering expenses	—	0.01%	0.72%[5]
Interest expense	0.16%[6]	0.16%	0.16%[5]
Current tax expense	0.12%[6]	0.10%	0.06%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.17%	2.15%	2.86%
Expenses recouped (reimbursed) by the Adviser	0.12%[6]	0.17%	(0.68)%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.29%	2.32%	2.18%
Ratio of Net Investment Income to Average Net Assets:
Net investment income	2.10%[6]	2.52%	3.67%[6]
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense	2.49%[6]	2.94%	3.21%[6]
Portfolio turnover rate[7]	13.69%[5]	17.78%	0.03%[5]

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

18	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

Class S	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024	For the Period December 1, 2023[1] through December 31, 2023
Per Share Operating Performance:
Net asset value, beginning of period	$10.41	$10.04	$10.00
Income from Investment Operations:
Net investment income[2]	0.07	0.30	0.05
Net realized and unrealized gain[2]	0.30	0.42	0.02
Total from investment operations[2]	0.37	0.72	0.07
Distributions to Shareholders:
From distributable earnings	(0.18)	(0.35)	(0.02)
From return of capital	—	(0.00)	(0.01)
Total distributions to shareholders[3]	(0.18)	(0.35)	(0.03)
Net asset value, end of period	$10.60	$10.41	$10.04
Total Investment Return[4]	3.56%[5]	7.28%	0.70%[5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,155,848	$771,412	$7,034
Ratio of Expenses to Average Net Assets:
Management fee expense	1.25%[6]	1.25%	1.25%[6]
Incentive fee expense	0.41%[6]	0.44%	0.41%[6]
Operating expenses	0.22%[6]	0.29%	0.26%[6]
Distribution and shareholder servicing fees	0.85%[6]	0.85%	0.85%[6]
Total expenses before interest, current tax and organizational and offering expenses	2.73%[6]	2.83%	2.77%[6]
Organizational and offering expenses	—	0.01%	0.72%[5]
Interest expense	0.16%[6]	0.11%	0.16%[5]
Current tax expense	0.12%[6]	0.29%	0.06%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	3.01%	3.24%	3.71%
Expenses recouped (reimbursed) by the Adviser	0.12%[6]	0.09%	(0.68)%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	3.13%	3.33%	3.03%
Ratio of Net Investment Income to Average Net Assets:
Net investment income	1.29%[6]	2.93%	2.82%[6]
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense	1.68%[6]	3.41%	2.36%[6]
Portfolio turnover rate[7]	13.69%[5]	17.78%	0.03%[5]

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	19

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

Class D	For the Six Months Ended June 30, 2025 (Unaudited)	For the Period March 1, 2024[1] through December 31, 2024
Per Share Operating Performance:
Net asset value, beginning of period	$10.31	$10.00
Income from Investment Operations:
Net investment income[2]	0.09	0.34
Net realized and unrealized gain[2]	0.31	0.31
Total from investment operations[2]	0.40	0.65
Distributions to Shareholders:
From distributable earnings	(0.21)	(0.34)
From return of capital	—	(0.00)
Total distributions to shareholders[3]	(0.21)	(0.34)
Net asset value, end of period	$10.50	$10.31
Total Investment Return[4,5]	3.89%	6.58%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,038	$1,860
Ratio of Expenses to Average Net Assets:
Management fee expense[6]	1.25%	1.25%
Incentive fee expense[6]	0.41%	0.44%
Operating expenses[6]	0.23%	0.28%
Distribution and shareholder servicing fees[6]	0.25%	0.25%
Total expenses before interest, current tax and organizational and offering expenses[6]	2.14%	2.22%
Organizational and offering expenses	—	0.01%[5]
Interest expense	0.16%[6]	0.10%[5]
Current tax expense	0.12%[6]	0.28%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.42%	2.61%
Expenses recouped (reimbursed) by the Adviser	0.12%[6]	0.09%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.54%	2.70%
Ratio of Net Investment Income to Average Net Assets:
Net investment income[6]	1.81%	4.00%
Net investment income, excluding the effect of recoupment /reimbursement, interest expense and current tax expense[6]	2.21%	4.46%
Portfolio turnover rate[5,7]	13.69%	17.78%

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

20	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

The following table sets forth information regarding the Fund’s outstanding senior securities as of June 30, 2025

Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit[1]	Involuntary Liquidating Preference Per Unit	Average Market Value per Unit (Exclude Bank Loans)	Type of Senior Security[2]
June 30, 2025	$–	$–	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement
December 31, 2024	–	–	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement
December 31, 2023	356,439,000	5,480	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement

1	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness
2	“Senior security” means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

See Notes to Consolidated Financial Statements.

2025 Semi-Annual Report	21

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited)

June 30, 2025

1. ORGANIZATION & INVESTMENT OBJECTIVES

Brookfield Infrastructure Income Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund continuously offers its shares of common stock, and seeks to offer periodic liquidity to investors. The Fund’s Class I Shares, Class S Shares and Class D Shares commenced operations on November 1, 2023, December 1, 2023 and March 1, 2024, respectively.

The Fund currently offers shares of four classes of common stock on a continuous basis: Class I Common Shares (“Class I Shares”), Class D Common Shares (“Class D Shares”), Class S Common Shares (“Class S Shares”), and Class T Common Shares (“Class T Shares” and, together with the Class I Shares, the Class D Shares, and the Class S Shares, the “Shares”). The Fund was granted exemptive relief (the “Multi-Class Exemptive Relief”) by the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). The Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management” or “BAM”). Brookfield Public Securities Group LLC (the “Administrator,” “PSG,” or the “Sub-Adviser,” together with the Adviser, the “Advisers”), an indirect-wholly-owned subsidiary of BAM, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. Brookfield Corporation (NYSE: BN; TSX: BN), holds a 73% interest in BAM. Brookfield Asset Management is a leading global alternative asset manager.

In addition, as described more fully below in Note 7, pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and PSG, PSG is responsible for the implementation of the Fund’s investment strategy with respect to its investments in public securities, in accordance with the Fund’s investment objectives and strategies.

The Fund’s investment objective is to maximize total returns through growth of capital and current income. There can be no assurance that the Fund will achieve its investment objective.

BII launched on November 1, 2023, as a regulated investment company, structured as a “tender offer fund.” At the time of launch, a predecessor fund based in Luxembourg, Brookfield Infrastructure Income Fund SCSp (the “Predecessor Fund”), was reorganized into the Fund (the “Reorganization”) and as a result, the Fund adopted all of the assets and liabilities of the Predecessor Fund, including its portfolio of private infrastructure investments. The Fund maintains an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. Further, the Reorganization did not result in (1) a material change in the Predecessor Fund’s investment portfolio due to investment restrictions; or (2) a change in accounting policies. Additionally, the Advisers and portfolio managers did not change as a result of the Reorganization. The net asset value of the Fund’s shares as of close of business on October 31, 2023, after the Reorganization, was $10.00 for Class I Shares and the Fund received in-kind capital contributions of net assets valued at $1,548,638,000 in exchange for 154,864,000 Class I Shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

22	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reporting entity and principles of consolidation

The entities listed below are wholly-owned subsidiaries (each, a “Subsidiary,” or together “Subsidiaries”) of the Fund. The financial results of these Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. The accompanying consolidated financial statements include the accounts of the Subsidiaries. All intercompany accounts and transactions have been eliminated on consolidation.

Subsidiaries

Enercare BII ULC, an Alberta corporation formed on September 23, 2022.

IPL BII ULC, an Alberta corporation formed on September 23, 2022.

Ontario Wind BII ULC, an Alberta corporation formed on September 23, 2022.

Intermediate Holdings US LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on September 30, 2022.

BII Foundry Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on December 22, 2022.

BII Smoky Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on February 16, 2023.

BII Finco (Cayman) 2 LP formed as an Exempted Limited Partnership registered in the Cayman Islands on October 10, 2023.

BII Finco GP LLC, formed in Delaware on October 10, 2023 and is the sole general partner of BII Finco (Cayman) 2 LP.

BII Preferred US Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on May 16, 2024.

BII RIC Europe Holdings (UK) Limited, formed as a limited liability company under the United Kingdom Companies Act 2006 as a private company on July 31, 2024.

BII Launch Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on November 8, 2024.

Cash

Cash represents funds held in bank accounts with reputable international financial institutions. To the extent that such deposits exceed federally insured limits, the excess over such limits will be uninsured.

Valuation of investments

The Board of Directors (the “Board”) has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

The Fund values its private investments on at least a monthly basis. The Fund carries its private investments at their estimated fair value as determined by the Adviser. A number of valuation methodologies are considered in arriving at the fair value of unquoted investments, including internal or external valuation models, which may include discounted cash flow analysis. The most appropriate methodology to determine fair value is chosen on an investment by investment basis. Any control, size, liquidity or other discounts or premiums on the investment are considered by the Adviser in their determination of fair value. During the initial period after an investment has been made, cost may represent the most reasonable estimate of fair value. Intra-quarter, month-end values will reflect the latest quarterly valuation, as adjusted based on the total return that the investment is expected to generate, the impact of foreign exchange rates, and any adjustments the Adviser deems appropriate.

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BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the relevant exchange closes early, then the equity security will be valued at the last traded price before the relevant exchange close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The fair value of financial instruments that are traded in active markets at each reporting date is determined by reference to quoted market prices or dealer price quotation, without any deduction for transaction costs. For financial instruments not traded in an active market, the fair value is determined using appropriate valuation techniques. Such techniques may include using recent arm’s length market transactions, reference to the current fair value or another instrument that is substantially the same, a discounted cash flow analysis, or other valuation models.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser following the procedures adopted by the Adviser under the supervision of the Board.

The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser uses in determining fair value. Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

24	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized gain or loss recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser reviews and affirms the reasonableness of the valuations based on such methodologies on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Foreign Currency Transactions

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Investment Transactions and Investment Income

Investments are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Income from distributions is limited to the amount of earnings and profits, generated by each portfolio company. Distributions from these portfolio companies in excess of earnings and profits are recorded as a return of capital. Interest income is recorded on the accrual basis, if applicable.

Expenses

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

2025 Semi-Annual Report	25

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Fund is a regulated investment company that benefits from flow-through tax treatment as it expects to distribute substantially all of its taxable income to its shareholders. However, income taxes are recognized for the amount of taxes payable by the Fund’s corporate subsidiaries and for the impact of deferred tax assets and liabilities related to such subsidiaries.

Current income taxes: Current income tax assets and liabilities are measured at the amount expected to be paid to tax authorities, net of recoveries based on the tax rates and laws enacted at the reporting date.

Deferred income taxes: Deferred income tax liabilities are provided for using the liability method on temporary differences between the tax bases used in the computation of taxable income and carrying amounts of assets and liabilities in the consolidated financial statements. Deferred income tax assets are recognized for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that deductions, tax credits and tax losses can be utilized. The carrying amount of deferred income tax assets are reviewed at each reporting date and reduced to the extent it is no longer probable that the income tax asset will be recovered.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates and tax laws that have been enacted by the end of the reporting period. The measurement of deferred income tax liabilities and assets reflect the tax consequences that would follow from the manner in which the Fund expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority within a single taxable entity or the Fund intends to settle its current tax assets and liabilities on a net basis in the case where there exist different taxable entities in the same taxation authority and when there is a legally enforceable right to set off current tax assets against current tax liabilities.

Organizational Expenses and Offering Costs

Organizational costs are expensed as incurred and consist of costs to establish the Fund and enable it legally to do business. Offering costs from the initial launch of the Fund were deferred and amortized over the first twelve months after the commencement of operations in accordance with FASB ASC 946-20-25-5 and ASC 946-20-35-5, respectively. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund’s initial Registration Statement on Form N-2. Organizational costs were reimbursed by the Adviser, subject to potential recoupment as described in Note 7.

Operating Segments

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

New Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures. ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. ASU 2023-09 is effective for the fiscal year ending December 31, 2025. Early adoption is permitted and the amendments in this update should be applied on a prospective basis, though retrospective adoption is permitted. The Fund is currently evaluating the impact of this guidance on its financial statements.

26	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as swaps, including credit default and total return swaps, and other over-the-counter derivative instruments or participations. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund enters into forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average U.S. dollar value of forward currency contracts to be delivered or received during the six months ended June 30, 2025 was $2,034,905,000.

Interest Rate Swaps: An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized gain or loss until the payments are made, at which time they are realized.

The Fund enters into interest rate swap contracts primarily to manage interest rate risk.

For the six months ended June 30, 2025, the average month end notional amount of swap contracts was $37,708,000.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives	Consolidated Statement of Assets and Liabilities Location	Value as of June 30, 2025
US$ THOUSANDS
Assets
Foreign currency contracts	Foreign currency forward contracts	$13,194
Interest rate contracts	Interest rate swap contracts	$358

Liabilities
Foreign currency contracts	Foreign currency forward contracts	$(68,774)

2025 Semi-Annual Report	27

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the six months ended June 30, 2025:

			Net Change in
	Consolidated Statement of	Net Realized	Unrealized
Derivatives	Operations Location	Loss	Gain (Loss)
US$ THOUSANDS
Foreign currency contracts	Foreign currency forward contracts	$(25,310)	$(69,654)
Interest rate contracts	Interest rate swap contracts	—	130
		$(25,310)	$(69,524)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

	Gross Amounts	Amounts Offset in the Statement Assets and Liabilities	Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received[1]	Collateral Pledged (Received)[1]	Net Amount
US$ THOUSANDS
Assets:
Forward currency contracts	$13,194	$—	$13,194	$—	$—	$13,194
Swap contracts	$358	$—	$358	$—	$—	$358

Liabilities:
Forward currency contracts	$(68,774)	$—	$(68,774)	$—	$—	$(68,774)

1	Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

28	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2025:

	FAIR VALUE MEASUREMENTS
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
US$ THOUSANDS
Investments accounted for at fair value:
Private investments	$—	$—	$3,114,063	$3,114,063
Corporate bonds	—	744,161	—	744,161
Short-Term Investments	193,584	368,000	—	561,584
Total Investments at Fair Value	$193,584	$1,112,161	$3,114,063	$4,419,808

Other Financial Instruments (Assets)
Foreign currency forward contracts	$—	$13,194	$—	$13,194
Interest rate swaps	—	358	—	358
Total Other Financial Instruments (Assets)	$—	$13,552	$—	$13,552

Other Financial Instruments (Liabilities)
Foreign currency forward contracts	$—	$68,774	$—	$68,774
Total Other Financial Instruments (Liabilities)	$—	$68,774	$—	$68,774

2025 Semi-Annual Report	29

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

3. FAIR VALUE MEASUREMENTS (continued)

The table below shows the significant unobservable valuation inputs that were used by the Adviser to fair value the Level 3 investments as of June 30, 2025.

		Quantitative Information about Level 3 Fair Value Measurements
	Value as of June 30, 2025	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
US$ THOUSANDS
Private equity Investments	$2,515,506	Income Approach	Discounted cash flow model	Discount Rate	7% to 20% (12%)	Decrease
				Terminal Value Multiple	4x to 26x (10x)	Increase
Private debt Investments	$598,557	Income Approach	Discounted cash flow model	Discount Rate	8% to 12% (9%)	Decrease

(1)	The impact represents the expected directional change in the fair value of Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Equity	Private Debt	Total
US$ THOUSANDS
Balance as of December 31, 2024	$2,281,116	$363,880	$2,644,996
Purchases of investments	124,983	230,641	355,624
Return of capital	(96,498)	(3,904)	(100,402)
Sales proceeds	—	—	—
Accrued discounts (premiums)	—	—	—
Realized gain (loss)	—	—	—
Net change in unrealized gain	205,905	7,940	213,845
Balance as of June 30, 2025	$2,515,506	$598,557	$3,114,063
Change in unrealized gain for Level 3 assets still held at the reporting date	$205,905	$7,940	$213,845

4. CAPITAL SHARES

The Fund currently offers its Shares on a continuous basis and was granted Multi-Class Exemptive Relief by the SEC that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

30	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

4. CAPITAL SHARES (continued)

The Shares are continuously offered each month at an offering price equal to NAV per share (plus an applicable front-end sales load, where relevant), which is calculated: (i) as of the close of business on the last business day of each month; (ii) on each date that Shares are to be repurchased in connection with the Fund’s offer to purchase Shares; and (iii) at such other times as the Board shall determine. The differences among the Shares relate to front-end sales loads and ongoing distribution and shareholder servicing fees. No front-end sales load or distribution and shareholder servicing fees are paid with respect to Class I Shares. The Class D Shares and the Class S Shares are each subject to a front-end sales load of up to 2.00% and 3.50%, respectively. Investors purchasing Class T Shares may be charged a sales load of up to 3.00% and a maximum dealer fee of 0.50% of the investment amount, for a total front-end sales load of up to 3.50%. Holders of the Shares have equal rights and privileges with each other, except with respect to front-end sales loads and certain ongoing distribution and shareholder servicing fees.

For the six months ended June 30, 2025, distribution and shareholder servicing fees totaled $4,197,000 and $3,000 for Class S and Class D Shares, respectively.

At June 30, 2025, 0.63% of the shares of the Fund were owned by Brookfield and its affiliates.

Share transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2025		Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
US$ THOUSANDS
Class I Shares: Inception date November 1, 2023
Subscriptions	49,142	$517,242	96,920	$991,546
Reinvestment of distributions	2,661	28,011	3,404	34,981
Repurchases	(988)	(10,463)	(28,744)	(294,190)
Net increase	50,815	$534,790	71,580	$732,337

Class S Shares: Inception date December 1, 2023
Subscriptions	34,431	361,155	72,643	742,119
Reinvestment of distributions	1,060	11,126	778	8,004
Repurchases	(524)	(5,519)	(18)	(184)
Net increase	34,967	$366,762	73,403	$749,939

Class D Shares: Inception date March 1, 2024
Subscriptions	32	322	196	1,975
Reinvestment of distributions	3	34	4	42
Repurchases	(21)	(217)	(20)	(206)
Net increase	14	$139	180	$1,811

5. REPURCHASES

The Fund intends, but is not obligated, to conduct quarterly tender offers of its outstanding Shares at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. Any repurchase of Shares from a stockholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the NAV (measured as of the repurchase date) of any Shares repurchased by the Fund. If an Early Repurchase Fee is charged to a stockholder, the amount of such fee will be retained by the Fund. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the independent directors, that such suspension, postponement or termination is advisable for the Fund and its stockholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. In the event of termination, however, the Fund may terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Stockholders may withdraw their written tenders after the expiration of 40 business days from the commencement of the offer if the Board provides consent and the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to stockholders, less any applicable Early Repurchase Fee, within 5 business days after the applicable expiration date in all instances.

2025 Semi-Annual Report	31

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

5. REPURCHASES (continued)

During the six months ended June 30, 2025, the Fund completed two quarterly tender offers which commenced on February 25, 2025, and May 26, 2025. The results of the tender offers were as follows:

Commencement Date	February 25, 2025
Repurchase Request Deadline	March 25, 2025
Repurchase Pricing Date	March 31, 2025
Dollar Amount Repurchased	$7,639,000
Shares Repurchased	726,000

Commencement Date	May 26, 2025
Repurchase Request Deadline	June 24, 2025
Repurchase Pricing Date	June 30, 2025
Dollar Amount Repurchased	$8,560,000
Shares Repurchased	806,000

6. DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income to common stockholders in the form of distributions. Under normal market conditions, the Fund intends to declare and pay distributions monthly to common stockholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to common stockholders no less frequently than annually, although net short-term capital gains may be paid more frequently. However, the Fund cannot guarantee that it will make distributions and the amount of distributions that the Fund may pay, if any, is uncertain.

The Fund intends to pay common stockholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Fund’s Shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit the Fund to pay monthly distributions, it may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.

32	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

6. DISTRIBUTIONS (continued)

A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser’s website at https://www.brookfieldoaktree.com/fund/brookfield-infrastructure-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS

The Fund and the Adviser have entered into the Advisory Agreement pursuant to which the Adviser is entitled to receive a base management fee and an incentive fee.

The base management fee (the “Management Fee”) is accrued monthly and payable quarterly in arrears at the annual rate of 1.25% of the value of the Fund’s net assets before any management and incentive fees, which is calculated as of the close of business on the last business day of each month.

The incentive fee (the “Incentive Fee”) is accrued monthly and payable annually in arrears at an amount equal to 12.5% of the Fund Income for the applicable year. The Fund looks through any total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee.

“Fund Income” means (1) distributions received by the Fund from the Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees). The distributions received by the Fund from the Fund’s private portfolio investments, including the distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities, are treated as cash from operations (or income) received by the Fund without regard to the tax characteristics (e.g., income vs. return of capital) of the distributions received. The annual payment of the Incentive Fee will reflect all such distributions received by the Fund, except returns of invested capital that are not derived from the operations of the issuer based on a review by the Fund’s portfolio management team of the issuer’s financial statements and results from business operations.

Fund Income does not include any component of capital gains or capital appreciation. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), through April 30, 2026, the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to April 30, 2026 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) distribution and shareholder servicing fees, (iv) portfolio level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vi) dividend/ interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

The amount of expenses reimbursed and available to be recouped before expiration on October 31, 2026 is $8,907,000. For the six months ended June 30, 2025, the Adviser recouped previously waived eligible expenses of $2,167,000 and $1,129,000 related to organizational costs and income taxes, respectively.

2025 Semi-Annual Report	33

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS (continued)

The Adviser has entered into the Sub-Advisory Agreement with PSG (the “Sub-Adviser”), a Delaware limited liability company and a registered investment adviser under the Advisers Act. The Sub-Adviser is an indirect wholly-owned subsidiary of BAM. In addition to the Fund, the Sub-Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Sub-Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. PSG also serves as the Fund’s administrator (the “Administrator”) and accounting agent pursuant to an administration agreement. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. For its services under the administration agreement, PSG receives an annual fee from the Fund equal to 0.03% of the Fund’s net asset value.

J.P. Morgan Chase Bank, N.A. (in such capacity, the “Sub-Administrator”) provides certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator provides certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports.

The Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator or the Adviser.

8. PURCHASES AND SALES OF INVESTMENTS

During the six months ended June 30, 2025, purchases and sales of investments excluding short-term securities were $1,017,396,000 and $510,891,000, respectively. There were no purchases and sales of long-term U.S. Government securities. During the six months, the portfolio turnover rate was 13.7% and comprised entirely of turnover within the Fund’s corporate bond portfolio.

In October 2024, the Fund acquired an interest in a U.K. & European Diversified Infrastructure portfolio. The acquisition price included a component of deferred consideration which is denominated in GBP and payable in October 2025, one year from the initial investment date. As of June 30, 2025, the deferred consideration payable was $192,614,000 based on the spot rate as of June 30, 2025. This amount is reflected within “Payable for investments purchased” in the Consolidated Statement of Assets and Liabilities.

9. BORROWINGS

Credit facility: The Predecessor Fund established a line of credit on April 19, 2023. This facility was transferred to the Fund as part of the Reorganization that occurred on October 31, 2023 and was subsequently amended and extended on November 21, 2024. The Fund pays interest in the amount of the Secured Overnight Financing Rate (“SOFR”) plus an applicable margin on the amount borrowed and incurs commitment fees on the unused portion.

The Fund did not draw on the line of credit during the six months ended June 30, 2025. The Fund incurred commitment fees of $1,096,000, and amortized $1,736,000 in deferred financing costs, both of which are included in interest expense and other financing costs on the Consolidated Statement of Operations. As of June 30, 2025, the Fund had $4,010,000 in unamortized deferred financing costs reported on Consolidated Statement of Assets and Liabilities. The remaining portion is being amortized over the life of the agreement which matures on November 20, 2026.

34	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

9. BORROWINGS (continued)

In addition, as of June 30, 2025, $75,210,000 of the credit facility was committed for letters of credit in conjunction with our investments in Canadian Wind Portfolio (Ontario Wind), U.S. Hydro (Smoky Mountain), North American Residential Infrastructure (Enercare), U.S. Semiconductor Foundry (Intel Partnership) and U.K. Offshore Wind (Orsted).

10. FEDERAL INCOME TAX INFORMATION

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gain, if any, for the taxable year to its shareholders. Therefore, no associated federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis. Income taxes recognized relate to the amount of taxes payable by the Fund’s corporate subsidiaries and the deferred tax assets and liabilities of such subsidiaries.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s income tax provision consists of the following for the six months ended June 30, 2025.

For the Six Months Ended June 30, 2025
US$ THOUSANDS
Current tax expense:
Federal	$700
State	63
Foreign	1,368
Total current tax expense	$2,131
Deferred tax expense
Federal	$3,275
State	527
Foreign	1,597
Total deferred tax expense	$5,399
Total estimated provisions for income taxes	$7,530

The effective tax rate for the Fund and its consolidated subsidiaries for the six months ended June 30, 2025 was 5.28%.

2025 Semi-Annual Report	35

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

10. FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2024, the Fund’s most recently completed tax year-end, the tax character of distributions paid were as follows:

	Year Ended December 31, 2024	Period Ended December 31, 2023
US$ THOUSANDS
Ordinary income	$88,745	$9,371
Return of capital	1,357	2,817
Total	$90,102	$12,188

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at June 30, 2025 was as follows:

Cost of investments	Gross Unrealized gain	Gross Unrealized loss	Net Unrealized gain
US$ THOUSANDS
$3,949,578	$389,556	$(37,954)	$351,602

The Fund had no capital loss carryforwards as of December 31, 2024.

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ in amount, timing, and character from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, partnership income/expense and nondeductible expenses. Permanent book and tax differences, if any, will result in reclassifications among the components of the Fund’s net assets. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

11. INVESTMENTS IN AFFILIATED ISSUERS

The table below reflects transactions during the period with entities that are affiliates as of June 30, 2025.

		Purchases,				Dividend and
	Opening	net of returns		Unrealized		Distributions
	Value	of capital	Sales	Gain (Loss)[1]	End Value	Income[2]
US$ THOUSANDS
Australian Utility (AusNet Services)	$99,058	$—	$—	$11,853	$110,911	$—
Canadian Midstream (Inter Pipeline)	174,993	—	—	16,524	191,517	2,107
Canadian Wind Portfolio (Ontario Wind)	110,639	—	—	6,957	117,596	2,588
Colombian Renewable Power (Isagen)	98,584	—	—	(2,721)	95,863	7,651
European Telecom Towers (GD Towers)	98,380	—	—	19,292	117,672	397
GCC Tower Portfolio	—	7,325	—	—	7,325	—
Global Container Network (Triton International)	103,605	(9,165)	—	7,747	102,187	3,149
Global Renewable Power (Neoen)	209,459	74,220	—	41,852	325,531	—
North American Residential Infrastructure (Enercare)	136,303	—	—	13,555	149,858	—
North American Residential Infrastructure (Homeserve)	100,596	(498)	—	6,715	106,813	1,291
Nuclear Services (Westinghouse)	148,820	—	—	9,875	158,695	2,626
Terraform Renewable Power (TERP)	162,481	—	—	(10,798)	151,683	7,140
U.K. Offshore Wind (Orsted)	16,347	(1,899)	—	1,143	15,591	748
U.K. Utility (SGN)	58,014	—	—	8,228	66,242	—
U.K. Wind & Solar (OnPath)	18,400	(340)	—	2,801	20,861	419
U.S. Hydro (Smoky Mountain)	171,649	(59,195)	—	16,964	129,418	—
U.S. Renewable Power (Geronimo Power)	—	42,644	—	395	43,039	—
U.S. Semiconductor Foundry (Intel Partnership)	—	—	—	—	—	—
U.S. Utility (FirstEnergy Transmission)	60,588	—	—	2,517	63,105	189

36	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2025

11. INVESTMENTS IN AFFILIATED ISSUERS (continued)

		Purchases,				Dividend and
	Opening	net of returns		Unrealized		Distributions
	Value	of capital	Sales	Gain (Loss)[1]	End Value	Income[2]
US$ THOUSANDS
U.S. Wireless Infrastructure (SVP)	$7,500	$—	$—	$627	$8,127	$—
BII BID Aggregator A L.P.	232,407	181,934	—	3,005	417,346	12,842
BII BID Aggregator B L.P.	85,476	1,105	—	3,767	90,348	4,701
BII BID Aggregator D L.P.	—	35,667	—	—	35,667	275
BII BID Preferred Aggregator L.P.	45,997	8,031	—	1,168	55,196	896
	$2,139,296	$279,829	$—	$161,466	$2,580,591	$47,019

1	Includes foreign currency translation gains & losses. Offsetting mark-to-market gains & losses from the Fund’s foreign currency hedging positions are disclosed separately under ‘Foreign currency forward contracts’ on the Consolidated Statement of Operations.
2	Dividend and distributions income is shown gross of foreign withholding taxes.

12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with Rules 3-09 and 4-08(g) of Regulation S-X (“Rule 3-09” and “Rule 4-08(g),” respectively), the Fund must determine which of its unconsolidated controlled portfolio companies (as defined by Regulation S-X) are considered “significant subsidiaries,” if any. In evaluating these investments, Rule 1-02(w)(2) of Regulation S-X stipulates two tests to be utilized to determine if any of the Fund’s controlled investments are considered significant subsidiaries for financial reporting purposes: the investment test and the income test. Rule 3-09 requires separate audited financial statements of an unconsolidated majority owned subsidiary in an annual report if any of the tests exceed the thresholds noted in Rule 1-02(w)(2) whereas Rule 4-08(g) only requires summarized financial information in an annual/semi-annual report if the thresholds are exceeded.

As of June 30, 2025, no unconsolidated controlled portfolio company met or exceeded the threshold under either of the Rule 1-02(w)(2) tests.

13. INDEMNIFICATIONS, COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

14. SUBSEQUENT EVENTS

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2025 Semi-Annual Report	37

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of Brookfield Infrastructure Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P (the “Adviser” or “BAM PIC”), and the Sub-Advisory Agreement between BAM PIC and Brookfield Public Securities Group LLC (the “Sub-Adviser” or “PSG”) with respect to the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”), each for a successive one-year period at an in-person meeting held on May 14-15, 2025 (the “Meeting”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, and BAM PIC and PSG provided, materials relating to the Board’s consideration of whether to approve the continuation of the Agreements. These materials included information regarding, among other things: (a) a summary of the nature, extent and quality of services to be provided to the Fund by BAM PIC and PSG; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses and the investment performance of the Fund as compared with a peer universe or peer group of funds, as applicable; (c) information on the profitability of BAM PIC and PSG; (d) information relating to economies of scale; (e) information about BAM PIC’s general compliance policies and procedures and the services that it provides in connection with its oversight of PSG; (f) information on BAM PIC’s and PSG’s risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of BAM PIC and PSG who are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by the Adviser and the Sub-Adviser. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that BAM PIC and PSG provide office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Directors of the Fund without compensation. The Board also noted that BAM PIC is also responsible for the coordination and oversight of the Fund’s third-party service providers, including PSG. In addition to the quality of the advisory services provided by BAM PIC, the Board considered the quality of the administrative and other services provided by BAM PIC to the Fund pursuant to the Advisory Agreement.

In connection with the services provided by BAM PIC, the Board analyzed the structure and duties of BAM PIC’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of BAM PIC, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors’ experience and interaction with the Adviser, that: (i) the Adviser would continue to be able to retain high-quality personnel; (ii) the Adviser has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) the Adviser has been responsive to requests of the Board; and (iv) the Adviser has kept the Board apprised of developments relating to the Fund and the industry in general.

The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by the Adviser; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield Asset Management ULC and Brookfield Asset Management Ltd., the parent companies of BAM PIC and PSG; (vi) the Adviser’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) the Adviser’s reputation and its experience serving as an investment adviser and the experience of the teams of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment fund and institutional clients. The Board also reviewed the Adviser’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact the Adviser from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

38	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

The Board also considered the nature, extent and quality of subadvisory services provided by PSG to the Fund. The Board observed the Sub-Adviser’s responsibilities in relation to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund’s policies and investment objective, review of brokerage matters (including with respect to trade allocation and best execution), oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser’s risk assessment and monitoring processes. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the investment personnel who provide services to the Fund. The Board also evaluated the expertise and performance of the personnel who oversee compliance with the Fund’s investment restrictions and other requirements. Additionally, the Board considered certain information in relation to the Sub-Adviser’s portfolio managers. The Board also recognized the Sub-Adviser’s reputation and experience in serving as an investment adviser to other fund and accounts, and considered its investment processes and philosophy. The Board took into account that the Sub-Adviser’s responsibilities include the development and maintenance of investment programs for a sleeve of the Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Sub-Adviser’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact PSG from effectively serving as the investment subadviser to the Fund. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were satisfactory and that it was reasonable to conclude that the Adviser and the Sub-Adviser would continue to provide high-quality investment services to the Fund.

THE PERFORMANCE OF THE FUND, THE ADVISER, AND THE SUB-ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Fund. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that performance information for the Fund is limited because the Fund has been in operation for just over one year. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund (“Peer Universe”) and to an appropriate index or combination of indices (the “Benchmark Index”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception. At the Meeting, management also discussed the methodology used by Broadridge to select the funds included in the Peer Universe. The performance information was presented for the periods ended March 31, 2025. The Fund’s performance relative to the median of the Peer Universe is described below, and if the Fund’s performance ranked below the median for its Peer Universe, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance.

Brookfield Infrastructure Income Fund Inc. The Board noted that the Fund’s performance was above the median of its Peer Universe for the one-year period and below the median for the since inception period (fifth quintile). The Board also considered that the Fund underperformed the Benchmark Index for the one-year period and for the since inception period.

2025 Semi-Annual Report	39

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

THE COST OF THE ADVISORY AND SUB-ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER, ITS AFFILIATES, AND TO THE SUB-ADVISER FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to BAM PIC pursuant to the Advisory Agreement and the fees paid by BAM PIC to PSG pursuant to the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of the services to be provided and any potential additional benefits to be received by the Adviser, the Sub-Adviser, or their affiliates in connection with providing such services to the Fund. The Board noted that the management fee for the Adviser was set at an annual rate of 1.25% of the value of the Fund’s net assets, and also that any fee payable to the Sub-Adviser would be paid by the Adviser out of its management fee, rather than paid separately by the Fund, which was considered to be a benefit to the Fund’s stockholders.

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge in collaboration with PSG. In considering the reasonableness of the management fees to be paid by the Fund to the Adviser and the Sub-Adviser, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether BAM PIC was providing services at a cost that was competitive with other, similar funds. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Brookfield Infrastructure Income Fund Inc. The Board considered and took note of the following with respect to the Fund: (i) the Fund’s contractual management fees at common asset levels ($275 million) were below the median of its Expense Group (ranked 1/6); (ii) the Fund’s actual total expenses for common assets were above the median of its Expense Group (ranked 4/6) and above the median of its Expense Universe (ranked 16/19); (iii) the Fund’s actual total expenses (excluding investment related expenses and taxes) for only common assets were above the median of its Expense Group (ranked 4/6) and above the median of the Expense Universe (ranked 17/19); (iv) the Fund’s actual management fees for common assets were above the median of its Expense Group (ranked 4/6) and above the median of its Expense Universe (ranked 17/19); (v) the Fund’s actual nonmanagement expenses for only common assets were below the median of its Expense Group (ranked 2/6) and above the median of the Expense Universe (ranked 13/19); (vi) the Fund’s investment related expenses and taxes for only common assets were above the median of its Expense Group (ranked 6/6) and Expense Universe (ranked 18/19).

The Board was also asked to consider the management fees received by BAM PIC with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, as applicable, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the higher demands placed on BAM PIC’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund; the greater entrepreneurial risk in managing the Fund; and the impact on BAM PIC and expenses associated with the more extensive regulatory regime to which the Fund are subject in comparison to institutional or separately managed accounts.

The Board also considered BAM PIC’s profitability and the benefits BAM PIC and its affiliates, including PSG as the Sub-Adviser, received from their relationship with the Fund. The Board received a memorandum and reviewed financial information relating to the financial condition of Brookfield Asset Management ULC and Brookfield Asset Management Ltd., the parent companies of BAM PIC and PSG. The Board also considered and reviewed financial information relating to the profitability of BAM PIC and PSG with respect to the services provided to the Fund, including in view of PSG’s management of the Brookfield Fund Complex,1 and considered whether BAM PIC and PSG had the financial resources necessary to continue to attract and retain high-quality investment professionals and other key personnel. In analyzing the profitability of BAM PIC and PSG, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund as the Adviser and Sub-Adviser, respectively, as well as the non-Fund and non-advisory business activities across Brookfield’s key business lines. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. Additionally, the Board considered the reasonableness of the management fee payable by BAM PIC to PSG under the Sub-Advisory Agreement and took into account that the fee was consistent with management fees that PSG charged to comparable funds. In considering the expected profitability to PSG in connection with its relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by BAM PIC out of the management fees that it receives under the Advisory Agreement. As a result, the Board noted that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by BAM PIC to PSG, the Board noted that, because PSG is an affiliate of BAM PIC, such profitability might be directly or indirectly shared by the Adviser. For these reasons, the Board concluded that the profitability to PSG from its relationship with the Fund was not a material factor in its consideration of the renewal of the Sub-Advisory Agreement. The Board concluded that the expected profitability to the Adviser and the Sub-Adviser from the Fund was reasonable.

40	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

The Board concluded that BAM PIC and PSG had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Fund with the high-quality services provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies of scale with respect to the Fund. The Board considered that, as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board did not review specific information regarding whether there have been economies of scale with respect to PSG’s management of the Fund because it did not consider this as a relevant and material factor at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement and concluded that the management fee structure, including the amount of management fees retained by BAM PIC, was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding BAM PIC’s and PSG’s brokerage and soft dollar practices. The Board considered that BAM PIC and PSG are responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits derived from any soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services in return for allocating brokerage. The Board then considered other benefits that may be realized by BAM PIC and its affiliates, including PSG, from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to BAM PIC, PSG and their affiliates by virtue of their advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of BAM PIC and PSG to the Fund.

1 The Brookfield Fund Complex is comprised of Brookfield Investment Funds (5 series of underlying portfolios), Brookfield Real Assets Income Fund, Inc. (NYSE: RA), Brookfield Infrastructure Income Fund Inc., Oaktree Diversified Income Fund Inc., Oaktree Asset-Backed Income Fund Inc. and Oaktree Asset-Backed Income Private Placement Fund Inc. (the “Brookfield Fund Complex”).

2025 Semi-Annual Report	41

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “DRIP,” or the “Plan”) that provides that, unless stockholders elect to receive their distributions in cash, they will be automatically reinvested by SS&C GIDS, Inc. (in such capacity, the “Plan Administrator”), in additional Shares. If stockholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator.

The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

Shares received under the Plan will be issued to stockholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Stockholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information stockholders may need for tax records. Any proxy stockholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered stockholders with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

42	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

●	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

●	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

●	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

●	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

●	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

●	Other organizations, with your consent or as directed by you; and

●	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2025 Semi-Annual Report	43

CORPORATE INFORMATION

Investment Adviser

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.

181 Bay Street, Suite 330

Toronto, ON M5J 2T3

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: info@brookfieldoaktree.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

SS&C Global Investor & Distribution Solutions, Inc

801 Pennsylvania Avenue, Suite 219501

Kansas City, MO 64105-1307

1-844-915-0238

Fund Accounting Agent and Custodian

J.P. Morgan Chase Bank, N.A.

1111 Polaris Parkway

Columbus, Ohio 43240

Sub-Adviser

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1023

www.brookfield.com

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Distributor

Quasar Distributors, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Directors of the Fund

Edward A. Kuczmarski	Chair of Board of Directors
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Governance Committee
Stuart A. McFarland	Director
Betty A. Whelchel	Director
Susan Schauffert-Tam	Director
Brian F. Hurley	Director (Interested)

Officers of the Fund

Chloe Berry	President
Brian F. Hurley	Secretary
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Assistant Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

brookfieldoaktree.com

info@brookfieldoaktree.com

855-777-8001

Brookfield

©2025 Brookfield Corporation

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants that are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the report to stockholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the period covered by this report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Infrastructure Income Fund Inc.

By (Signature and Title)*	/s/ Chloe Berry
Chloe Berry, Principal Executive Officer

Date	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Chloe Berry
Chloe Berry, Principal Executive Officer

Date	September 5, 2025

By (Signature and Title)*	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer

Date	September 5, 2025

*	Print the name and title of each signing officer under his or her signature.